Exhibit 10.5
CHURCHILL NCPCIF CLO-I LLC,
as Borrower
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Loan Agent
and as Trustee under the Indenture
and
EACH OF THE CLASS A-L LENDERS PARTY HERETO

CLASS A-L LOAN AGREEMENT

Dated July 16, 2024

TABLE OF CONTENTS
Page
Section 1.01    Defined Terms    1
Section 1.02    Terms Generally    4
ARTICLE II

THE CLASS A-L LOANS
Section 2.01    Commitments of the Class A-L Lenders    4
Section 2.02    Class A-L Loan Notes    4
Section 2.03    Principal; Interest Rate    5
Section 2.04    Establishment of Class A-L Loan Account; Distributions    6
Section 2.05    Register    6
Section 2.06    Additional Class A-L Loans    7
Section 2.07    Conversion to Class A Notes    7
ARTICLE III

REPRESENTATIONS AND WARRANTIES
Section 3.01    Representations and Warranties    8
Section 3.02    Several Representations and Covenants of Each Class A-L Lender    9
Section 3.03     Sanctions; Anti-Corruption                         9
Section 3.04    Representations and Warranties Concerning the Assets    14
ARTICLE IV

CONDITIONS
Section 4.01    Closing Date    14
ARTICLE V

THE LOAN AGENT AND THE TRUSTEE
Section 5.01    Appointment    14
Section 5.02    Certain Duties and Responsibilities    14
Section 5.03    Compensation    14
Section 5.04    Resignation and Removal; Appointment of a Successor    15
Section 5.05    Acceptance of Appointment by Successor    16
Section 5.06    Loan Agent Criteria    17
Section 5.07    Merger, Conversion, Consolidation or Succession to Business of the Loan Agent    17
ARTICLE VI

CLASS A-L LOAN EVENT OF DEFAULT
Section 6.01    Class A-L Loan Event of Default    17
Section 6.02    Rights Under Indenture; Remedies Cumulative    17
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ARTICLE VII

MISCELLANEOUS
Section 7.01    Notices    18
Section 7.02    Waivers; Amendments    18
Section 7.03    Successors and Assigns    19
Section 7.04    Survival    20
Section 7.05    Counterparts; Integration; Effectiveness    20
Section 7.06    Severability    21
Section 7.07    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right    21
Section 7.08    Benefits of Indenture    22
Section 7.09    Headings    22
Section 7.10    Recourse against Certain Parties    22
Section 7.11    Limited-Recourse Obligations    22
Section 7.12    Non-Petition    23
Section 7.13    Prohibition on Commencement of Proceedings    23
Section 7.14    Appointment of Trustee    23
Section 7.15    Acknowledgment of Indenture Provisions    24
Section 7.16    USA Patriot Act Notice    24
Section 7.17    Acknowledgement and Consent to Bail-In of EEA Financial Institutions    24

SCHEDULE I    CLASS A-L LENDER INFORMATION
EXHIBIT A    FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT B    FORM OF CLASS A-L LOAN NOTE
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CLASS A-L LOAN AGREEMENT, dated as of July 16, 2024 (as amended, restated, supplemented or modified from time to time, this “Agreement”), among:
(1)    CHURCHILL NCPCIF CLO-I LLC, (the “Borrower”);
(2)    each of the CLASS A-L LENDERS party hereto;
(3)    U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as agent for the Class A-L Lenders (in such capacity, together with its successors in such capacity, the “Loan Agent”); and
(4)    U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Trustee under the Indenture (as defined herein) (in such capacity, together with its successors in such capacity, the “Trustee”).
WHEREAS, the Borrower and the Trustee are party to an Indenture and Security Agreement, dated as of July 16, 2024 (as modified and supplemented and in effect from time to time, the “Indenture”), pursuant to which the Borrower has authorized and issued the Notes (as defined in the Indenture);
WHEREAS, the Borrower wishes to borrow from the Class A-L Lenders, and the Class A-L Lenders wish to lend to the Borrower, term loans maturing on the Payment Date in July 2036, in an aggregate principal amount of U.S.$35,000,000, under and in accordance with the terms set forth in this Agreement (the “Class A-L Loans”), which loans will rank pari passu with the Class A Notes issued under (and as defined in) the Indenture; and
WHEREAS, the Borrower has, under and in accordance with the terms of the Indenture, Granted (as defined in the Indenture) to the Trustee, for the benefit and security of the Class A-L Lenders and the other Secured Parties (as defined in the Indenture) specified therein, as their respective interests may appear, all of its right, title and interest in and to all of the Collateral Obligations (as defined in the Indenture) and other Assets.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Article I

DEFINITIONS
Section I.1Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Indenture. As used in this Agreement, the following terms shall have the meanings specified below:
“Additional Class A-L Lender” has the meaning specified in Section 2.06(a).

“Additional Class A-L Loan” has the meaning specified in Section 2.06(a).
“Additional Incurrence Date” means the date of issuance of any Additional Class A-L Loans pursuant to Section 2.06.
“Advisors” has the meaning specified in Section 3.02(e).
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Assignment and Acceptance” means an assignment and acceptance entered into by a Class A-L Lender and an assignee of such Class A-L Lender substantially in the form of Exhibit A.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or in the city in which the Corporate Trust Office of the Trustee or the Loan Agent is located or, for any final payment of principal, in the relevant place of presentation.
“Class A-L Lenders” means each Person who is a lender hereunder (including any Additional Class A-L Lender) or who becomes a lender hereunder by virtue of assignment via an Assignment and Acceptance.
“Class A-L Loan” has the meaning specified in the Recitals. For the avoidance of doubt, references to “Class A-L Loans” include any Additional Class A-L Loans.
“Class A-L Loan Event of Default” has the meaning specified in Section 6.01.
“Class A-L Loan Note” means a note signed by the Borrower substantially in the form of Exhibit B.

“Default” means any condition or event that constitutes a Class A-L Loan Event of Default or that, with the giving of notice or lapse of time or both, would, unless cured or waived, become a Class A-L Loan Event of Default.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Register” has the meaning specified in Section 2.05.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK

Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section I.2Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.
Any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature), except to the extent the Trustee or the Loan Agent requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.
Article II

THE CLASS A-L LOANS
Section II.1Commitments of the Class A-L Lenders.
(a)Subject to the terms and conditions set forth in Section 4.01 herein, each Class A-L Lender as of the Closing Date agrees to make a Class A-L Loan to the Borrower on the Closing Date in an amount equal to the amount set forth opposite such Class A-L Lender’s name on Schedule I attached hereto. The initial aggregate principal amount of all Class A-L Loans made hereunder shall be U.S.$35,000,000. In addition, on any Additional Incurrence Date, each Class A-L Lender with respect to Additional Class A-L Loans shall fund its Class A-L Loan in the applicable amount. No amount borrowed and consequently repaid or prepaid hereunder can be re-borrowed.

(b)Subject to the terms and conditions set forth in Section 3.01 herein, each Class A-L Lender shall fund its Class A-L Loans by wire transfer of immediately available funds by 10:30 a.m., New York time, on the Closing Date or applicable Additional Incurrence Date, to the account set forth on Schedule I attached hereto.
Section II.2Class A-L Loan Notes.
(a)The Borrower shall, if requested by any Class A-L Lender, (i) sign a Class A-L Loan Note in the name of such Class A-L Lender, dated the Closing Date or applicable Additional Incurrence Date and (ii) deliver such Class A-L Loan Note to the Loan Agent on behalf of such Class A-L Lender for delivery by the Loan Agent to such Class A-L Lender.
(b)Notwithstanding anything to the contrary contained above in this Section 2.02 or elsewhere in this Agreement, Class A-L Loan Notes shall be delivered only to Class A-L Lenders that at any time specifically request the delivery of such Class A-L Loan Notes. No failure of any Class A-L Lender to request or obtain a Class A-L Loan Note evidencing its Class A-L Loans shall affect or in any manner impair the obligations of the Borrower to pay the Class A-L Loans incurred by the Borrower that would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security therefor provided pursuant to the Indenture. At any time (including, without limitation, to replace any Class A-L Loan Note that has been destroyed or lost) when any Class A-L Lender requests the delivery of a Class A-L Loan Note to evidence any of its Class AL-A Loans, the Borrower shall promptly execute and deliver to such Class A-L Lender the requested Class A-L Loan Note in the appropriate amount or amounts to evidence such Class A-L Loans; provided that, in the case of a substitute or replacement Class A-L Loan Note, the Borrower shall have received from such requesting Class A-L Lender (i) an affidavit of loss or destruction and (ii) a customary lost/destroyed Class A-L Loan Note indemnity, in each case, in form and substance reasonably acceptable to each of the Borrower and such requesting Class A-L Lender, and duly executed by such requesting Class A-L Lender.
(c)As a condition to the repayment in full of any Class A-L Loans, the Loan Agent or the Trustee may require the related Class A-L Lender to present and surrender its Class A-L Loan Note on or prior to such repayment; provided that if the Borrower and the Loan Agent shall have received (i) an affidavit of loss or destruction or an undertaking thereafter to surrender such Class A-L Loan Note and (ii) a customary lost/destroyed Class A-L Loan Note indemnity, in each case, in form and substance reasonably acceptable to the Borrower, the Loan Agent and such requesting Class A-L Lender, and duly executed by such requesting Class A-L Lender, then such final payment shall be made without presentation or surrender. Except as otherwise required by applicable law, any Money deposited with the Loan Agent for any payment on any Class A-L Loan and remaining unclaimed for two years after such amount has become due and payable shall be paid to the applicable Borrower on Issuer Order; and the Holder of such Class A-L Loan shall thereafter, as an unsecured general creditor, look only to the applicable Borrower for payment of such amounts and all liability of the Loan Agent with respect to such deposited Money (but only to the extent of the amounts so paid to the applicable Borrower) shall thereupon cease.
Section II.3Principal; Interest Rate.

(a)Principal of the Class A-L Loans, including mandatory and optional principal prepayments, shall be paid by the Borrower in part or in whole at the times and in the manner set forth in the Indenture, including (x) in connection with the Borrower’s repayment of such Debt pursuant to Section 2.7 of the Indenture, (y) in connection with a repayment or Refinancing of the Class A-L Loans pursuant to Section 9.2 or Article IX of the Indenture, or (z) otherwise, in accordance with the Priority of Payments. Unless earlier repaid, the Class A-L Loans shall mature, and the remaining principal amount thereof shall be due and payable in full, on the Payment Date in July 2036.
(b)Interest shall accrue on each Class A-L Loan or portion thereof which remains unpaid at a rate equal to the Reference Rate as calculated under the Indenture plus 1.70% and shall be due and payable at the times and in the manner set forth in the Indenture; provided that, pursuant to a Benchmark Transition Event, the Term SOFR Rate may be replaced with an Alternative Rate, as set forth in the Indenture.
(c)The Borrower shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Class A-L Loans as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges, including any interest, penalties or additions to tax with respect thereto.
Section II.4Establishment of Class A-L Loan Account; Distributions.
(a)The Loan Agent has established, prior to the Closing Date, a single, segregated non-interest bearing account in the name of the Borrower subject to the Lien of the Indenture, which was designated as the “Class A-L Loan Account” and which shall be governed solely by the terms of this Agreement and the Securities Account Control Agreement. Such account shall be held in the name of the Borrower for the benefit of the Secured Parties and the Trustee shall have exclusive control over such account, subject to the Loan Agent’s right to give instructions specified herein. Any and all funds at any time on deposit in, or otherwise to the credit of, the Class A-L Loan Account shall be held by the Trustee for the benefit of the Secured Parties. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Class A-L Loan Account shall be to pay the interest on and the principal of the Class A-L Loans in accordance with the provisions of this Agreement and the Indenture. The Loan Agent agrees to give the Borrower, the Trustee and the Class A-L Lenders prompt notice if a Trust Officer receives notice that the Class A-L Loan Account or any funds on deposit therein, or otherwise to the credit of the Class A-L Loan Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Class A-L Loan Account shall remain at all times with an institution satisfying the eligibility requirements set forth in Section 6.8 of the Indenture.
(b)All payments of amounts due and payable with respect to any Class A-L Loans that are to be made pursuant to the Indenture shall be made on behalf of the Borrower to the Loan Agent through the Class A-L Loan Account for distribution to the Class A-L Lenders, pro rata, allocated based on amounts due thereto.
Section II.5Register.

(a)The Borrower shall cause to be kept a register (the “Register”) in which, subject to such reasonable procedures as it may prescribe, the Borrower shall provide for the recording and registering of the following information with respect to each Class A-L Lender:
(i)the name, notice details, wiring instructions and taxpayer identification number of such Class A-L Lender, together with the names of the authorized representatives of such Class A-L Lender and their mailing address, electronic mail address, telephone and facsimile numbers;
(ii)the Aggregate Outstanding Amount of (and stated interest on) the Class A-L Loans funded or otherwise held by such Class A-L Lender; and
(iii)the Closing Date or applicable Additional Incurrence Date with respect to the Class A-L Loans of such Class A-L Lender.
The Loan Agent is hereby appointed “Registrar” for the purpose of registering and recording the information described in clauses (i), (ii) and (iii) above.
The Loan Agent shall update the information contained in the Register upon (i) the transfer of any Class A-L Loan, (ii) the funding of any Additional Class A-L Loan and (iii) the receipt of written notice from the Borrower or the applicable Class A-L Lender confirming a change in the notice details or the authorized representatives of any Class A-L Lender.
Absent manifest error, the information contained in the Register will be prima facie evidence of the rights and obligations of each Class A-L Lender with respect to the Class A-L Loans held by such Class A-L Lender and the Borrower and the Class A-L Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Class A-L Lender hereunder for all purposes of this Agreement.
On the Closing Date, on the date of each amendment thereto and from time to time upon request from the Registrar under the Indenture, the Registrar shall provide to the Trustee, the Note Registrar, the Borrower and the Collateral Manager a copy of the information contained in the Register and, upon request at any time by a Class A-L Lender, the Registrar shall provide such Class A-L Lender a copy of the information contained in the Register relating to the Class A-L Loans held by such Class A-L Lender.
Section II.6Additional Class A-L Loans.
(a)On any Business Day during the Reinvestment Period and upon satisfaction of the conditions to such incurrence set forth in Section 2.13(a) of the Indenture, the Borrower may incur additional Class A-L Loans hereunder (each an “Additional Class A-L Loan”). The existing Class A-L Lenders shall have the first opportunity to make each Additional Class A-L Loan in such amounts as are necessary to preserve (as closely as reasonably practicable taking into consideration minimum denomination requirements) their pro rata holdings of Class A-L Loans or, if they decline, additional Persons (each an “Additional Class A-L Lender”) may deliver a signature page and become Class A-L Lenders for all purposes hereunder.

(b)Any Additional Class A-L Loans issued pursuant to this Section 2.06 shall constitute Class A-L Loans for all purposes hereunder and under the Indenture and shall be subject to the terms of this Agreement and the Indenture as if such Additional Class A-L Loans had been incurred on the Closing Date, except that (for the avoidance of doubt) interest shall accrue with respect to any Additional Class A-L Loans from the applicable Additional Incurrence Date, the interest rate on such Additional Class A-L Loans may be lower (but not higher) than the interest rate on the initial Class A-L Loans, the CUSIP numbers (if any), date of issuance and price of such Additional Class A-L Loans do not have to be identical to those of the initial Class A-L Loans and the Non-Call Period for such Additional Class A-L Loans may differ.
Section II.7Conversion to Class A Notes. The Class A-L Lenders may not convert or exchange any portion of the Class A-L Loans into Class A Notes.
Article III

REPRESENTATIONS AND WARRANTIES
Section III.1Representations and Warranties. (a) The Borrower represents and warrants to the Class A-L Lenders, the Loan Agent, the Collateral Manager and the Trustee that:
(i)It is a limited liability company duly formed and validly existing and in good standing under the law of the State of Delaware.
(ii)It has the power to execute and deliver this Agreement and the Indenture and to perform its obligations under this Agreement and the Indenture and has taken all necessary action to authorize such execution, delivery and performance.
(iii)Assuming (A) that all representations and warranties of the Class A-L Lenders in this Agreement are true and correct and assuming compliance by each such Class A-L Lender with applicable transfer restriction provisions and other provisions herein and in the Indenture and (B) that all representations and warranties of all of the holders of the Notes in the Indenture (whether deemed or delivered in any representation letter required under the Indenture) are true and correct and assuming compliance by each holder of Notes with applicable transfer restriction provisions and other provisions in the Indenture, (x) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets, (y) all governmental and other consents that are required to have been obtained by it with respect to the execution, delivery and performance of this Agreement and the Indenture have been obtained and are in full force and effect and all conditions of any such consents have been complied with, and (z) it is not required to register as an investment company under the 1940 Act.
(iv)Its obligations under this Agreement and the Indenture constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
(a)The Loan Agent hereby represents and warrants that:
(i)the Loan Agent is a national banking organization duly organized and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations hereunder and is duly eligible and qualified to act as Loan Agent hereunder;
(ii)this Agreement has been duly authorized, executed and delivered by the Loan Agent, and constitutes the valid and binding obligation of the Loan Agent, enforceable against it in accordance with its terms except (A) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought; and
(iii)neither the execution or delivery by the Loan Agent of this Agreement or the Indenture, nor performance by the Loan Agent of its obligations hereunder and thereunder requires the consent or approval of, the giving of notice to or the registration or filing with, any Governmental Authority or agency under any existing law governing the Loan Agent which has not been so obtained, given or completed.
Section III.2Several Representations and Covenants of Each Class A-L Lender. Each Class A-L Lender severally represents and warrants (as to itself only) to the Borrower, the Loan Agent, the Collateral Manager and the Trustee, as of the date hereof, as of the date each transferee becomes a Class A-L Lender in accordance with Section 7.03 hereof and as of the date of each Class A-L Loan, and covenants that such Class A-L Lender is a Qualified Purchaser.
Section III.3Sanctions; Anti-Corruption. None of the Borrower any of its subsidiaries or, to the knowledge of the Borrower, any director, officer, employee, agent, or affiliate of the Borrower or any of its subsidiaries, is an individual or entity (“person”) that is, or is owned or controlled by persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including Crimea, Cuba, Iran, North Korea and Syria).
The Borrower, its subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of the Borrower and its subsidiaries, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. The Borrower and its subsidiaries have instituted and maintain policies and procedures designed to promote and achieve continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.
The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws.
The Borrower will not, directly or indirectly, use the proceeds of the Class A-L Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law, or (ii) (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Class A-L Loans).
Section III.4Representations and Warranties Concerning the Assets. Section 7.19 of the Indenture shall be binding upon the Borrower as if such sections (and the corresponding defined terms) had been set forth herein in their entirety.
Article IV

CONDITIONS
Section IV.1Closing Date. The obligations of the Class A-L Lenders to make Class A-L Loans on the Closing Date shall not become effective until the time on the Closing Date that (x) the Indenture and this Agreement are executed and delivered and (y) the Class A-L Loans have been assigned ratings of “AAA (sf)” by S&P.
Article V

THE LOAN AGENT AND THE TRUSTEE
Section V.1Appointment. Each of the Class A-L Lenders hereby irrevocably appoints the Loan Agent as its agent and authorizes the Loan Agent to take such actions on its behalf and to exercise such powers as are delegated to the Loan Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.
Section V.2Certain Duties and Responsibilities.

(a)Each of the Loan Agent and the Trustee undertake to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Loan Agent or the Trustee, and the Loan Agent and the Trustee shall satisfy those duties expressly set forth herein so long as it acts in good faith and without gross negligence or willful misconduct.
(b)Each of the rights, protections, benefits, immunities and indemnities afforded to the Trustee under the Indenture, shall also apply to the Loan Agent and the Trustee under this Agreement, mutatis mutandis; provided, however, that the foregoing shall not be construed to impose upon the Loan Agent any of the duties or standard of care (including, without limitation, any duties of a prudent person) of the Trustee.
(c)Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Loan Agent and the Trustee shall be subject to the provisions of this Section 5.02.
Section V.3Compensation.
(a)The Borrower agrees, subject to Section 5.03(b):
(i)except as otherwise expressly provided herein, to pay or reimburse each of the Loan Agent and the Trustee in a timely manner upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Loan Agent or the Trustee, as applicable, in accordance with any provision of this Agreement or the Indenture (including the reasonable compensation and expenses and disbursements of its agents and external legal counsel, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith); and
(ii)to indemnify the Loan Agent and the Trustee and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable fees and costs of agents, experts and external attorneys) incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of any of the Loan Agent’s or Trustee’s, as applicable, obligations or duties under this Agreement or the Indenture or the enforcement of the provisions hereof or thereof, including the out-of-pocket costs and expenses of defending themselves against any claim (whether brought by or involving the Borrower or any third party) or liability in connection with the exercise or performance of any of its powers or duties hereunder or the enforcement of the Borrower’s obligations hereunder.
(b)Any amounts payable to the Loan Agent or the Trustee pursuant to this Agreement shall constitute Administrative Expenses, payable on each Payment Date only to the extent that funds are available for such purpose in accordance with the Priority of Payments, and any such amounts not paid on or prior to any Payment Date shall remain outstanding and shall be payable on the next Payment Date on which funds are available for such purpose pursuant to the Priority of Payments.

(c)The provisions of this Section 5.03 shall survive the termination of this Agreement and the removal or resignation of the Loan Agent or the Trustee (to the extent of any fees or indemnified liabilities, costs, expenses and other amounts arising or incurred prior to, or arising out of actions or omissions occurring prior to, such termination, resignation or removal).
Section V.4Resignation and Removal; Appointment of a Successor.
(a)No resignation or removal of the Loan Agent and no appointment of a successor Loan Agent pursuant to this Section 5.04 shall become effective until the acceptance of appointment by the successor Loan Agent pursuant to Section 5.05.
(b)Subject to Section 5.04(a), the Loan Agent may resign at any time by giving not less than 60 days’ written notice thereof to the Borrower, the Collateral Manager, the Class A-L Lenders and the Rating Agency. Upon receiving such notice of resignation, the Borrower shall promptly appoint a successor loan agent satisfying the requirements of Section 5.06 by written instrument, in duplicate, executed by a Responsible Officer of the Borrower, one copy of which shall be delivered to the Loan Agent so resigning and one copy to the successor Loan Agent, together with a copy to each Class A-L Lender and the Collateral Manager; provided that such successor Loan Agent shall be appointed only upon the Act of a Majority of the Class A-L Lenders. If no successor Loan Agent shall have been appointed and an instrument of acceptance by a successor Loan Agent shall not have been delivered to the Loan Agent within 60 days after the giving of such notice of resignation, the resigning Loan Agent or any Class A-L Lender, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Loan Agent satisfying the requirements of Section 5.06.
(c)The Loan Agent may be removed at any time by Act of a Majority of the Class A-L Loans (with the consent of the Collateral Manager), delivered with 30 days’ notice to the Loan Agent, the Trustee, the Collateral Manager and the Borrower. In addition, if at any time the Loan Agent shall breach its obligations hereunder or under the Indenture, or shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Loan Agent or of its property shall be appointed or any public officer shall take charge or control of the Loan Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case (subject to Section 5.04(a)), (i) the Borrower may, by Issuer Order, remove the Loan Agent, or (ii) any Class A-L Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Loan Agent and the appointment of a successor Loan Agent.
(d)If the Loan Agent shall be removed or become incapable of acting, or if a vacancy shall occur in the office of the Loan Agent for any reason (other than resignation), the Borrower, by written instrument, shall promptly appoint a successor Loan Agent. If the Borrower shall fail to appoint a successor Loan Agent within 60 days after such removal or incapability or the occurrence of such vacancy, a successor Loan Agent may be appointed by a Majority of the Class A-L Loans by written instrument delivered to the Borrower and the retiring Loan Agent. The successor Loan Agent so appointed shall, forthwith upon its acceptance of such appointment, become the successor Loan Agent. If no successor Loan Agent shall have been so appointed by the Borrower or a Majority of the Class A-L Loans and shall have accepted appointment in the manner hereinafter provided, the Loan Agent or any Class A-L Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Loan Agent.
(e)The Borrower shall give prompt notice of each resignation and each removal of the Loan Agent and each appointment of a successor Loan Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Trustee, the Collateral Manager and S&P, at the addresses appearing in Section 14.3 of the Indenture, and to each Class A-L Lender, as their names and addresses appear in the Register. Each notice shall include the name and address of the successor Loan Agent. If the Borrower fails to mail any such notice within 10 days after acceptance of appointment by the successor Loan Agent, the successor Loan Agent shall cause such notice to be given at the expense of the Borrower.
(f)The Trustee shall be removed and replaced as a party to this Agreement automatically upon the removal and replacement of the Trustee pursuant to the Indenture.
Section V.5Acceptance of Appointment by Successor. Every successor Loan Agent appointed hereunder shall execute, acknowledge and deliver to the Borrower and the retiring Loan Agent an instrument accepting such appointment. Upon delivery of the required instrument, the resignation or removal of the retiring Loan Agent shall become effective and such successor Loan Agent, without any other act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of the retiring Loan Agent; provided that upon request of the Borrower or a Majority of the Class A-L Loans or the successor Loan Agent, such retiring Loan Agent shall, upon payment of its fees and expenses then unpaid, execute and deliver an instrument transferring to such successor Loan Agent all the rights, powers, duties and obligations of the retiring Loan Agent.
Section V.6Loan Agent Criteria. The Loan Agent, and any entity appointed as a successor Loan Agent, shall be subject to the eligibility requirements set forth in Section 6.8 of the Indenture. If at any time the Loan Agent shall cease to satisfy such requirements, it shall resign immediately in the manner and with the effect hereinafter specified in this Article V.
Section V.7Merger, Conversion, Consolidation or Succession to Business of the Loan Agent. Any organization or entity into which the Loan Agent may be merged or converted or with which it may be consolidated, or any organization or entity resulting from any merger, conversion or consolidation to which the Loan Agent shall be a party, or any organization or entity succeeding to all or substantially all of the corporate trust business of the Loan Agent, shall be the successor of the Loan Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
Article VI

CLASS A-L LOAN EVENT OF DEFAULT
Section VI.1Class A-L Loan Event of Default.

(a)If an Event of Default under Section 5.1 of the Indenture shall have occurred and be continuing (such occurrence, a “Class A-L Loan Event of Default”), the Borrower shall immediately, upon notice or knowledge thereof, notify the Trustee, the Loan Agent and each Class A-L Lender thereof in writing.
(b)Upon the occurrence of a Class A-L Loan Event of Default and the acceleration of the Borrower’s obligations under the Indenture pursuant to the terms of Section 5.2 of the Indenture, the unpaid principal amount of the Class A-L Loans, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder in respect of the Class A-L Loans, shall automatically become immediately due and payable by the Borrower hereunder, subject to and in accordance with the applicable provisions of the Indenture, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower; provided that upon the rescission or annulment of the related Event of Default and acceleration under the Indenture in accordance with the terms thereof, any such acceleration shall automatically be rescinded and annulled for all purposes hereunder; provided, however, that no such action shall affect any subsequent Default or Class A-L Loan Event of Default or impair any right consequent thereon. For the avoidance of doubt, the obligations under this Agreement in respect of the Class A-L Loans shall not be accelerated prior to maturity unless the Borrower’s obligations under the Indenture have been concurrently accelerated.
Section VI.2Rights Under Indenture; Remedies Cumulative.
(a)Each Class A-L Lender shall have the right to exercise any and all rights of the Class A-L Lenders set forth in the Indenture, including but not limited to enforcement of rights following an Event of Default under the Indenture and exercise of such rights shall not preclude any Class A-L Lender from exercising any of its rights hereunder.
(b)No remedy conferred in this Agreement or in the Indenture upon any Class A-L Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.
(c)No course of dealing between the Borrower and any Class A-L Lender and no delay or failure in exercising any rights hereunder or under the Indenture in respect thereof shall operate as a waiver of any of the rights of any Class A-L Lender.
(d)Each Class A-L Lender hereby acknowledges and agrees that any Money collected by the Trustee with respect to the Debt pursuant to Article V of the Indenture and any Money that may then be held or thereafter received by the Trustee with respect to the Debt hereunder shall be applied in accordance with the Priority of Payments.
Article VII

MISCELLANEOUS

Section VII.1Notices. All notices and other communications provided for herein (including each consent, notice, direction or request) shall be sufficient for every purpose hereunder if given in accordance with the applicable provisions of Section 14.3 of the Indenture to the applicable parties at the following addresses:
(a)if to the Borrower, the Trustee or the Collateral Manager, at its address or fax number set forth in the Indenture;
(b)if to the Loan Agent, at its address set forth on Schedule I attached hereto or at such other address as shall be designated by the Loan Agent in a notice to the Borrower, each Class A-L Lender, the Trustee and the Collateral Manager, which notice or other communication shall contain reference to the Debt, the Borrower or this Agreement;
(c)if to any Class A-L Lender, at its address or fax number set forth on Schedule I attached hereto (in the case of any initial Class A-L Lender) or in the Assignment and Acceptance delivered by it; or at such other address as shall be designated by a Class A-L Lender in a notice to the Borrower, the Loan Agent, the Trustee and the Collateral Manager; and
(d)if to S&P, in the manner specified in the Indenture.
All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
Section VII.2Waivers; Amendments.
(a)Each waiver of any provision of this Agreement and consent to any departure by the Borrower therefrom shall be effective only in the specific instance and for the purpose for which given. The making of a Class A-L Loan shall not be construed as a waiver of any Event of Default, regardless of whether the Trustee, the Loan Agent, any Class A-L Lender or any Noteholder may have had notice or knowledge of such Event of Default at the time.
(b)This Agreement may only be waived, amended or modified in writing by the Borrower, the Loan Agent and the Trustee if, pursuant to an Opinion of Counsel (upon which the Loan Agent and the Trustee shall be entitled to rely and which may be supported by a certificate from the Collateral Manager), (i) all conditions precedent provided in the Indenture, including consent requirements with respect to the Collateral Manager and each Class of Debt, applicable to such amendment (if such amendment were to be effected to the Indenture) are satisfied with respect thereto, mutatis mutandis (for which purpose, references to the Trustee in the Indenture will be deemed to refer to the Loan Agent and/or the Trustee, as applicable) and (ii) after giving effect to such amendment, this Agreement is not inconsistent with any term of the Indenture in any material respect. For purposes of interpreting the Indenture in connection with any amendment to this Agreement, the Class A-L Loans and the Class A Notes will be treated as separate Classes. Any written notice of a waiver, amendment or modification of this Agreement shall be delivered by the Trustee to the Rating Agency in accordance with the Indenture.

(c)A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.
Section VII.3Successors and Assigns.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and transferees. Any successor to the Trustee under the Indenture shall be the successor to the Trustee hereunder without any further act on the party of any of the parties hereto. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and transferees) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any purported transfer not in compliance with this Section 7.03 shall be null and void.
(b)The Borrower may not assign or delegate any of their rights or obligations under this Agreement without the prior consent of each Class A-L Lender, the Loan Agent and the Trustee; provided that each Class A-L Lender, the Loan Agent and the Trustee each hereby acknowledge that, pursuant to the terms of the Collateral Management Agreement, the Borrower has granted the Collateral Manager the right to take certain actions hereunder on its behalf.
(c)Each Class A-L Lender may transfer to one or more transferees all or a portion of its Class A-L Loans and the related rights and obligations under this Agreement if (A) with respect to any transfer by a Class A-L Lender of less than all of its Class A-L Loans, after giving effect to such transfer, each of the transferor and the transferee shall hold Class A-L Loans in minimum denominations of $250,000 and integral multiples of $1.00 in excess thereof, (B) all conditions precedent to the transfer of the relevant Class A-L Loan specified herein and in the Indenture have been satisfied, (C) the parties to such transfer have executed and delivered to the Loan Agent (with a copy to the Trustee) a duly completed Assignment and Acceptance and the Borrower shall have consented to such transfer (such consent not to be unreasonably withheld), and (D) the Class A-L Lender effecting the transfer has paid a sum sufficient to Borrower (as determined in the Borrower’s reasonable discretion) as may be necessary to cover any tax or other governmental charge payable by Borrower in connection with such transfer. Upon acceptance and recording pursuant to Section 7.03(d), from and after the effective date specified in each Assignment and Acceptance, (x) the transferee thereunder shall be a party hereto, (y) the Trustee and the Loan Agent shall be notified of such transfer and the Loan Agent shall update the Register to reflect such transfer, and (z) to the extent of the interest transferred by such Assignment and Acceptance, the transferee shall have the rights and obligations of a Class A-L Lender under this Agreement, and the transferring Class A-L Lender thereunder shall, to the extent of the interest transferred by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the transferring Class A-L Lender’s rights and obligations under this Agreement and in respect of Class A-L Loans, such Class A-L Lender shall cease to be a party hereto). The Borrower shall provide, or cause to be provided, notice of any such transfer to S&P.

(d)Upon its receipt of a duly completed Assignment and Acceptance executed by a transferring Class A-L Lender and a transferee, the Loan Agent shall accept such Assignment and Acceptance and record the Class A-L Lender identification and amount transferred in the Register. No transfer shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(e)Nothing in this Agreement shall prevent or prohibit any Class A-L Lender from pledging its Class A-L Loans to a Federal Reserve Bank in support of borrowings made by such Class A-L Lender from such Federal Reserve Bank.
Section VII.4Survival. All covenants, agreements, representations and warranties made by the Borrower, the Loan Agent and each Class A-L Lender herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or the Indenture shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Class A-L Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Trustee, the Loan Agent or any Class A-L Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any Class A-L Loan or any amount payable under this Agreement or the Indenture in respect of any Class A-L Loan is outstanding and unpaid.
Section VII.5Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (including by facsimile, electronic transmission or other transmission method (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under E-SIGN or ESRA, which includes any electronic signature)), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the Indenture constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Loan Agent and when the Loan Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.
Section VII.6Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability in such matter without affecting the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section VII.7Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right.

(a)THIS AGREEMENT AND ALL DISPUTES ARISING THEREFROM OR
RELATING THERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED IN ALL RESPECT (WHETHER IN CONTRACT OR IN TORT) BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
(b)EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CLASS A-L LOANS, THIS AGREEMENT OR THE INDENTURE, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL OR NEW YORK STATE COURT. THE BORROWER AND THE LOAN AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT THEY MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT THE OFFICE OF THE BORROWER’S AGENT SET FORTH IN SECTION 7.2 OF THE INDENTURE. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(c)Each party (other than the Loan Agent and the Trustee) to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(d)EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THIS CLASS A-L LOAN OR ANY OTHER RELATED DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH PARTIES ENTERING INTO THIS AGREEMENT OR ACCEPTING ANY OF THE BENEFITS OF THE CLASS A-L LOANS.

Section VII.8Benefits of Indenture. Each of the Class A-L Lenders hereby acknowledges and approves the pledge and assignment by the Borrower of all of its right, title and interest in, to and under this Agreement to the Trustee for the benefit and security of the Secured Parties pursuant to the Indenture.
Section VII.9Headings. Article and section headings and the table of contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section VII.10Recourse against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement of any Class A-L Lender or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, stockholder, Affiliate, officer, member, manager, partner, employee or director of such Class A-L Lender, as such, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Class A-L Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Class A-L Lender, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, Affiliate, officer, member, manager, partner, employee or director of such Class A-L Lender, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Class A-L Lender contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such incorporator, stockholder, Affiliate, officer, employee, member, manager, partner or director of such Class A-L Lender for breaches by such Class A-L Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 7.10 shall survive the termination of this Agreement.
Section VII.11Limited-Recourse Obligations. Notwithstanding any other provision of this Agreement, the Class A-L Loans and all obligations of the Borrower under this Agreement are from time to time and at any time limited-recourse obligations of the Borrower payable solely from the Assets and other assets available at such time pledged by the Borrower to secure the Debt and upon realization of the Assets and such other assets and the application of the proceeds thereof in accordance with the Indenture, any outstanding obligations of the Borrower hereunder shall be extinguished and shall not thereafter revive. None of the Collateral Manager, the Trustee, the Loan Agent, any of their respective affiliates, security holders (including shareholders), members, partners, officers, directors or employees, or the security holders (including shareholders), members, partners, officers, directors, employees or incorporators of the Borrower, or any other person or entity will be obligated to make payments on the Class A-L Loans. Consequently, the Class A-L Lenders must rely solely on amounts received in respect of the Assets and other assets pledged to secure the Debt for the payment of principal thereof and interest thereon. This section shall survive the termination of this Agreement.

Section VII.12Non-Petition. Notwithstanding any other provision of this Agreement, neither the Loan Agent, in its own capacity, nor any Class A-L Lender may, prior to the date which is one year (or, if longer, the applicable preference period) and one day after the payment in full of all Class A-L Loans and Notes, institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws. Nothing in this Section 7.12 shall preclude, or be deemed to estop, the Loan Agent or any Class A-L Lender (i) from taking any action prior to the expiration of the aforementioned one year and one day (or longer) period in (A) any case or proceeding voluntarily filed or commenced by the Borrower or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Loan Agent or a Class A-L Lender, or (ii) from commencing against the Borrower or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, winding up or liquidation proceeding, subject to Section 7.11. This Section 7.12 shall survive the termination of this Agreement.
Section VII.13Prohibition on Commencement of Proceedings. Each Class A-L Lender acknowledges and agrees as follows:
(a)(i) the express terms of the Indenture govern the rights of the Class A-L Lenders to direct the commencement of a Proceeding against any Person, (ii) the Indenture contains limitations on the rights of the Class A-L Lenders to direct the commencement of any such Proceeding, and (iii) each Class A-L Lender shall comply with such express terms if it seeks to direct the commencement of any such Proceeding;
(b)there are no implied rights under the Indenture to direct the commencement of any such Proceeding; and
(c)notwithstanding any provision of the Indenture, the Notes, this Agreement, the Collateral Management Agreement, the Collateral Administration Agreement or any other agreement, the Borrower shall not be under any duty or obligation of any kind to the holders of the Debt, or any of them, to institute any legal or other proceedings of any kind, against any person or entity, including, without limitation, the Trustee, the Collateral Manager, the Collateral Administrator, the Loan Agent, or the Calculation Agent.
Section VII.14Appointment of Trustee. The Class A-L Lenders hereby appoint the Trustee to act exclusively as the agent for purposes of perfection of a security interest in the Assets and to act as specified in the Indenture and the other Transaction Documents to which the Trustee is a party. The duties and obligations of the Trustee under this Section 7.14 shall be as set forth in the Indenture.
Section VII.15Acknowledgment of Indenture Provisions. The Class A-L Lenders hereby acknowledge and agree to the provisions of the Indenture expressly applicable to the Class A-L Lenders. If there is any conflict between this Agreement and the Indenture or any other Transaction Document, this Agreement, the Indenture and such other Transaction Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent

(and only to the extent) of such conflict, the Indenture shall prevail and control and in any other case this Agreement shall prevail and control.
Section VII.16USA Patriot Act Notice. The Class A-L Lenders hereby notify the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), they are required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Class A-L Lenders to identify the Borrower in accordance with the Patriot Act.
Section VII.17Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
CHURCHILL NCPCIF CLO-I LLC, as Borrower
By: Nuveen Churchill Private Capital Income Fund,
its Designated Manager
By:    /s/ Shai Vichness
    Name: Shai Vichness
    Title: Chief Financial Officer

[Signature Page to Class A-L Loan Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Loan Agent
By:    /s/ Scott D. DeRoss
    Name: Scott D. DeRoss
    Title: Senior Vice President

[Signature Page to Class A-L Loan Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee under the Indenture
By:    /s/ Scott D. DeRoss
    Name: Scott D. DeRoss
    Title: Senior Vice President

[Signature Page to Class A-L Loan Agreement]

STATE STREET BANK AND TRUST COMPANY,
as Class A-L Lender
By:    /s/ John Doherty
    Name: John Doherty
    Title: Managing Director
[Signature Page to Class A-L Loan Agreement]

EXHIBIT A
FORM OF ASSIGNMENT AND ACCEPTANCE
Reference is made to the Class A-L Loan Agreement dated as of July 16, 2024, 2024 (as modified and supplemented and in effect from time to time, the “Class A-L Loan Agreement”) among Churchill NCPCIF CLO-I LLC, a Delaware limited liability company (the “Borrower”), the Class A-L Lenders party thereto (the “Lenders”) and U.S. Bank Trust Company, National Association, as Loan Agent (in such capacity, the “Loan Agent”) and as Trustee under the Indenture (as defined below) (in such capacity, the “Trustee”), relating to the Class A-L Loan made thereunder and secured under the Indenture and Security Agreement dated as of July 16, 2024 (as modified and supplemented and in effect from time to time, the “Indenture”) entered into by the Borrower and the Trustee. Terms used but not defined herein have the respective meanings given to such terms in (or incorporated by reference in) the Class A-L Loan Agreement.
The Assignor named on the signature pages hereof (the “Assignor”) hereby sells and assigns to the Assignee named on the signature pages hereof (the “Assignee”), and the Assignee hereby purchases and assumes from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Class A-L Loan Agreement, including, without limitation, the interests set forth below in the Class A-L Loan held by (and outstanding principal amount of the Class A-L Loan held by) the Assignor on the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Class A-L Loan Agreement and the Indenture. From and after the Assignment Date (A) the Assignee shall be a party to and be bound by the provisions of the Class A-L Loan Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (B) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Class A-L Loan Agreement. The Assignor hereby represents and warrants to the Assignee that, as of the Assignment Date, the Assignor owns the Assigned Interest free and clear of any lien or other encumbrance (other than any liens granted to the Trustee under the Indenture). The Assignee hereby makes to the Assignor, the Borrower, the Collateral Manager and the Trustee all of the representations and warranties, and agrees to comply with the applicable covenants of the Class A-L Lenders, set forth in Section 3.02 of the Class A-L Loan Agreement.
Each of the parties hereby covenants and agrees that so long as the Assignee is a registered Lender:
(1)    it waives any right to set-off or to appropriate and apply any and all deposits and any other indebtedness at any time held or owing thereby to or for the credit or the account of the Assignee against and on account of the obligations and liabilities of the Assignee to the Assignee under this Assignment and Acceptance; and
(2)    notwithstanding anything to the contrary herein, no provision of this Assignment and Acceptance adversely affecting the rights or duties of the Assignee may be amended or waived without the written consent of the Assignee.
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This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.
Legal Name of Assignor:
Legal Name of Assignee:
Assignee’s Address for Notices:
Fax No.:
Details of electronic messaging system:
Payment Instructions:
Federal Taxpayer ID No. of Assignee:
Effective Date of Assignment (“Assignment Date”):

	Amount Assigned	Amount Retained
Outstanding Principal
Amount of Class A-L Loan:	U.S.$[__________]	U.S.$[__________]

The terms set forth above are hereby agreed to:
[Name of Assignor], as Assignor
By:
    Name:
    Title:
[Name of Assignee], as Assignee
By:
    Name:
    Title:
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EXHIBIT B
FORM OF CLASS A-L LOAN NOTE
Maximum Principal Amount: $[35,000,000]
Issuance Date: July 16, 2024
Stated Maturity: Payment Date in July, 2036
FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to [________________________] or its registered assigns (the “Class A-L Lender”), in accordance with the provisions of the Class A-L Loan Agreement (as hereinafter defined), the principal amount of the Class A-L Loan made by the Lender to the Borrower under that certain Class A-L Loan Agreement, dated as of July 16, 2024 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Class A-L Loan Agreement”; the terms defined therein being used herein as therein defined), by and among the Borrower, the Loan Agent and the Class A-L Lenders from time to time party thereto.
The Borrower promises to pay interest on the unpaid principal amount of the Class A-L Loan made by the Class A-L Lender from the date of such Class A-L Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Class AL-A Loan Agreement. All payments of principal and interest shall be made to the Class A-L Lender in U.S. dollars in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Class A-L Loan Agreement.
This Note is the Class A-L Loan Note referred to in the Class A-L Loan Agreement and is entitled to the benefits thereof and of the Indenture. This Class A-L Loan Note may be prepaid in whole or in part subject to the terms and conditions provided in the Class A-L Loan Agreement and, upon the occurrence and continuation of a Class A-L Loan Event of Default specified in the Class A-L Loan Agreement and acceleration of the Borrower’s obligations pursuant to Section 5.2 of the Indenture, all amounts then remaining unpaid on this Class A-L Loan Note shall become immediately due and payable as provided in the Class A-L Loan Agreement. The Class A-L Lender may attach schedules to this Class A-L Loan Note and endorse thereon the date, amount and type of its Class A-L Loans and payments with respect thereto.
The Borrower, for itself and its respective successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Class A-L Loan Note, except for any applicable notices expressly provided for in the Class A-L Loan Agreement. In the event of any conflict between the provisions of this Note and those of the Class A-L Loan Agreement, the provisions of the Class A-L Loan Agreement shall prevail.
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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
CHURCHILL NCPCIF CLO-I LLC, as Borrower
By:
    Name:
    Title:

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